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                                    UNITED STATES
                           SECURITY AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                                   _______________

                                       FORM 8-K
                                   _______________




            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934






Date of report (Date of earliest event reported)       February 20, 1997
                                                  -------------------------




                          ECHOSTAR COMMUNICATIONS CORPORATION
                  --------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)


           NEVADA                         0-23008                 88-0336997
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(State Or Other Jurisdiction       (Comission File Number)    (I.R.S. Employer
Of Incorporation Or Organization)                            Identification No.)


  90 INVERNESS CIRCLE EAST, ENGLEWOOD, COLORADO                  80112
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(Address of principal executive offices)                       (zip code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   (303) 799-8222
                                                   ----------------------------

_______________________________________________________________________________
            (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.      OTHER EVENTS.

         On February 20, 1997, EchoStar Communications Corporation (the "Registrant) and The News Corporation Limited entered into a binding Letter Agreement pursuant to which The News Corporation Limited agreed to acquire, directly or through an affiliate (collectively, "News"), voting securities of the Registrant, to be issued to News in the form of Class A Common Stock and Class B Common Stock, equal to fifty percent (50%) of the total voting securities of the Registrant (the "Stock Purchase"). The Registrant and News contemplate the negotiation and execution of definitive agreements evidencing the Stock Purchase, the matters set forth in this Current Report, and other matters customary in transactions of this nature.

         Total consideration for the Stock Purchase by News is $1.0 billion, which will be contributed to the Registrant in the form of a combination of cash and other assets related to the planned digital direct broadcast satellite ("DBS") services of News' affiliate, American Sky Broadcasting, LLC ("ASkyB"). These assets, which are owned by News and MCI Telecommunications Corporation ("MCI"), include contracts and work-in-progress for the construction and launch of four (4) DBS satellites, a satellite uplink center (and related contracts for construction, systems and equipment) located in Arizona, and assets related to a call center, operations center and local access distribution system. The Registrant will also assume responsibility for fulfillment of the contractual obligations of the assignor of these contracts (ASkyB, MCI or News, as the case may be). News' cash consideration is expected to be funded from working capital and cash flows from operations.

         In addition to the Stock Purchase, the Registrant and News agreed to the following matters:

              (a) News will enter into a shareholders' agreement with the controlling shareholder of the Registrant, Mr. Charles W. Ergen, governing, among other things, the nomination and election by Mr. Ergen and News of directors to the Registrant's Board of Directors;

              (b) prior to the date News becomes a shareholder of the Registrant, the Registrant may spin off certain of its operations, assets and liabilities related to the development, manufacture and distribution of satellite receiver systems;

              (c) subject to any necessary regulatory approval, the Registrant will have the use of the following orbital slots licensed by the Registrant's affiliates and MCI for the delivery of DBS services: 61.5DEG. , 110DEG. , 119DEG. , 148DEG. and 175DEG. West Longitude;

              (d) Mr. Rupert Murdoch will be the Registrant's Chairman, and Mr. Ergen will continue to act as the Registrant's Chief Executive Officer and will also be named as President;

              (e) upon each exercise of an option to purchase the Registrant's Class A Common Stock by holders of employee stock options which are issued as of March 7, 1997 (an "Option Exercise"), News will be entitled to receive an option to purchase the same number of shares of Class A Common Stock at the same price as the shares subject to the Option Exercise;

              (f) if the Stock Purchase has not been previously closed, then from May 1, 1997 to April 30, 1998, the Registrant will have the right, subject to certain terms and conditions, to sell to News, and require News to purchase, at an agreed upon price, up to $200.0 million of shares of Class A Common Stock of the Registrant; and

              (g) to the extent that any regulatory approvals are not obtained at such time as the Registrant shalll require funds for operations, News will lend up to $200.0 million to the Registrant on mutually agreeable terms.

         The Stock Purchase and other matters set forth herein are subject to the consent and approval of the applicable regulatory authorities and other third parties.

    THE JOINT PRESS RELEASE ISSUED BY THE REGISTRANT AND NEWS, ON FEBRUARY 24, 1997, IS ATTACHED HERETO AS EXHIBIT A AND INCORPORATED BY REFERENCE HEREIN.

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        ECHOSTAR COMMUNICATIONS CORPORATION


                        By:  /s/ DAVID K. MOSKOWITZ
                             ------------------------------
                             David K. Moskowitz
                             Senior Vice President and
                             General Counsel


Date:  March 3, 1997

                                                                    Exhibit A

             NEWS CORPORATION AND ECHOSTAR FORM STRONG NEW DBS COMPETITOR

    LOS ANGELES, FEBRUARY 24, 1997 - THE NEWS CORPORATION LIMITED (NYSE:
NWS) AND ECHOSTAR COMMUNICATIONS CORPORATION (NASDAQ: DISH) announced the formation of a new Direct Broadcast Satellite alliance designed to mount vigorous competition in the subscription television market. News Corporation will contribute to EchoStar cash, satellites and other assets of News Corporation's AMERICAN SKY BROADCASTING ("ASKYB") having a total value of $1 billion in return for 50% of the equity of EchoStar. MCI Communications Corporation will own 20% of News Corporation's 50% interest, or 10% of EchoStar.

The DBS transponder capacity at the orbital slots currently licensed by EchoStar (which includes the use of 91 transponders at 61.5DEG., 110DEG., 119DEG., 148DEG. and 175DEG. Western Longitude orbital locations) and MCI (which includes the use of 28 transponders at 110DEG. West Longitude orbital location) will be made available for use by EchoStar. The EchoStar DBS business will continue to be headquartered in Englewood, Colorado and will operate under the trade name Sky, which is utilized by News Corporation's DBS services around the world. EchoStar is expected to spin off to existing shareholders certain assets, including its manufacturing and international businesses.

Charles W. Ergen will continue to serve as the Chief Executive Officer of EchoStar. Rupert Murdoch, Chairman and Chief Executive of News Corporation, will serve as Chairman of EchoStar. Carl Vogel will serve as Executive Vice President of EchoStar. Paul Haggerty, currently the Chief Financial Officer of ASkyB, will be named Chief Financial Officer of EchoStar.

Preston Padden, Chief Executive Officer, of ASkyB has been named President, Worldwide Satellite Operations for News Corporation. In this capacity, Mr. Padden together with Mr. Murdoch, will oversee News Corporation's investment in EchoStar and Mr. Padden will have primary responsibility for coordination of News Corporation's DBS systems around the world. Mr. Padden will report to Chase Carry, Co-Chief Operating Officer of News Corporation.

In announcing the transaction, Mr. Murdoch stated, "Our investment in EchoStar reflects our confidence in Mr. Ergen and the excellent team he has assembled at EchoStar. Jointly we will create a dynamic and promising new competitive force in the subscription television marketplace." Mr. Ergen stated, "We chose News Corporation over other suitors because News Corporation supports our vision of creating effective satellite delivered competition to cable television and our strategy of retransmitting local broadcast stations."

The new Sky service is expected to include 7 satellites, more than 500 channels, advanced technology, retransmission of local TV stations in markets representing more than 75% of all U.S. television households, low consumer entry cost and superior customer service.

The transaction is subject to appropriate regulatory approvals and the consent of EchoStar's shareholders and bond-holders.

The United States Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward looking statements. Operating and financial data and other statements in this document are based on information that the Company believes reasonable, but involve significant uncertainties as to future sales and costs. Actual results and timetables could vary significantly from the estimates presented.